EXHIBIT 23.2

Consent of Independent Mining Consultants, Inc.

Freeport-McMoRan Copper & Gold, Inc.
One North Central Avenue
Phoenix, Arizona 85004

Dear Sirs:

We hereby consent to the use in this Registration Statement on Form S-8 of Freeport-McMoRan Copper & Gold, Inc. of our reports incorporated by reference in the Form 10-K for the year ended December 31, 2006.

     INDEPENDENT MINING CONSULTANTS, INC.

Date:  November 13, 2007                                                                By:    /s/ John M. Marek
     Name:  John M. Marek
     Title:    President